UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida		33172
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Perry Ellis International, Inc. (the “Company”) is filing this Form 8-K in order to refile the exhibits identified below to include certain, exhibits, schedules and appendices that were inadvertently omitted at the time of the original filing of the exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.6	Loan and Security Agreement dated as of October 1, 2002 by and among the Registrant, Jantzen, Inc., and Congress Financial Corporation (the “Senior Credit Facility”)*

10.8	Amendment No. 1 dated June 19, 2003 to the Senior Credit Facility*

10.9	Amendment No. 2 dated September 22, 2003 to the Senior Credit Facility

10.17	Amendment No. 7 dated February 26, 2005 to the Senior Credit Facility*

10.48	Employment Agreement dated March 2, 2009 between Anita Britt and the Registrant

10.50	Severance Agreement and General Release dated August 5, 2009 between Paul Rosengard and the Registrant*

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: September 17, 2010	By:	/s/ Cory Shade
Cory Shade, General Counsel

Exhibit Index

Exhibit No.	Description

10.6	Loan and Security Agreement dated as of October 1, 2002 by and among the Registrant, Jantzen, Inc., and Congress Financial Corporation (the “Senior Credit Facility”)*

10.8	Amendment No. 1 dated June 19, 2003 to the Senior Credit Facility*

10.9	Amendment No. 2 dated September 22, 2003 to the Senior Credit Facility

10.17	Amendment No. 7 dated February 26, 2005 to the Senior Credit Facility*

10.48	Employment Agreement dated March 2, 2009 between Anita Britt and the Registrant

10.50	Severance Agreement and General Release dated August 5, 2009 between Paul Rosengard and the Registrant*

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

3